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                                                             Exhibit 23.2



                          INDEPENDENT AUDITORS' CONSENT


To The Board of Directors
Plains Spirit Financial Corporation
Davenport, Iowa

We consent to the use of our report included herein and to the by reference of our Firm under the heading "Experts" in the prospectus.

                                    /s/ McGladrey & Pullen, LLP

Davenport, Iowa
April 3, 1995